SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 20, 2004
                                                           ------------


                         SAGIENT RESEARCH SYSTEMS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                 0-25449               33-0856651
        ---------------           ------------        -------------------
        (State or other           (Commission           (IRS Employer
        jurisdiction of           File Number)        Identification No.)
          Formation)


            3655 Nobel Drive, Suite 540 San Diego, California   92122
            ---------------------------------------------------------
            (Address of principal executive offices)        (Zip Code)


        Registrant's telephone number, including area code (858) 623-1600
                                                           --------------


                          PCS RESEARCH TECHNOLOGY, INC.
          -------------------------------------------------------------
          (Former name or former address, if changes since last report)

Item 5.  Other Events.
         ------------

         On May 20, 2004, PCS Research Technology, Inc, a Delaware corporation, changed its name to "Sagient Research Systems, Inc." (the "Company") by amending its Restated Certificate of Incorporation. On May 24, 2004, the Company's trading symbol on the OTC Bulletin Board was changed to "SRYS" to reflect the change in the Company's name.


Item 7.  Financial Statements, Pro Forma Information and Exhibits.
         --------------------------------------------------------

         (c)      Exhibits

                  99.1     Press Release dated May 20, 2004.
                  99.2     Press Release dated May 24, 2004.


Item 9.  Regulation FD Disclosure.
         ------------------------

         Each Exhibit 99.1 and Exhibit 99.2 hereto sets forth a press release issued by the Company to report the name change and additional information about the Company.

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

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.


                                       SAGIENT RESEARCH SYSTEMS, INC.


                                       By: /s/ BRIAN M. OVERSTREET
                                           -------------------------------------
                                           Name:  Brian M. Overstreet
                                           Title: President and Chief Executive
                                                  Officer

Dated:  May  25, 2004

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